AWARD AGREEMENT

AWARD AGREEMENT ("Agreement") made as of the date shown below by and between Innophos Holdings, Inc., a Delaware corporation (the "Company"), and the individual named on the signature page hereof ("the Participant").

Introductory Statement

This Agreement evidences the terms and conditions under which (i) options to purchase (referred to individually as an "Option" and collectively as the "Options") shares of the Company's Common Stock, par value $0.001 per share ("Common Stock") are being granted and/or (ii) shares of Common Stock are being awarded (referred to individually as an "Award" and collectively as "Awards") on a contingent basis, in each case pursuant to the Company's benefit plan or plans identified herein (collectively, the "Plan"). Shares of Common Stock issued upon exercise of Options under this Agreement are referred to as "Option Shares." Shares of Common Stock issued after Awards made under this Agreement have been earned are referred to as "Performance Shares." Collectively, Option Shares and Performance Shares are sometimes referred to as "Shares." Capitalized terms used in this Agreement without definition herein are intended to have the meanings given to those terms in the applicable Plan.

Agreements:

1.      Granting and Exercise of Options

a.   Option Grants.  The Company grants to the Participant Options to purchase the total number of shares of Common Stock at the per share Option Price as set forth on Schedule A attached to this Agreement and made a part hereof. The Option Price is subject to adjustment as provided in Section 4 in connection with changes in the Company's capitalization or otherwise as provided in the Plan. Options are granted subject to all provisions of the Plan, except as provided otherwise in this Agreement (but only to the extent the terms of this Agreement are permitted to vary from the Plan.)  Unless indicated otherwise on Schedule A, the Options are intended to be "Incentive Stock Options" to the maximum extent permitted under the Code, and it is the parties' intention that any ambiguities in construction be interpreted to effectuate that intent. To the extent that the Options do not qualify as "Incentive Stock Options," the validity of the Options shall be unaffected, and instead they shall constitute Non-qualified Stock Options.

b.   Exercisability/Vesting.  On each date set forth on Schedule A, the Options shall vest or become exercisable with respect to the number or percentage of Option Shares originally granted hereunder, if the Participant is has been employed by, or served in the designated position with, the Company or any of its Subsidiaries from the date of this Agreement continuously (excepting agreed upon leaves of absence and short-term disabilities not constituting a break in service) through such date, all as specified in particular on Schedule A.

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c.   Acceleration and Early Termination on Change in Control.  Notwithstanding any schedule established  pursuant to subsection b., if the Participant has been in service continuously (as provided in that subsection) with the Company or a Subsidiary from the date of this Agreement until the occurrence of a Change in Control (or if the Participant's service is terminated by the Company or a Subsidiary other than for Cause or by the Participant for Good Reason [with the term "Good Reason" having the meaning as provided in any written employment arrangements of the Participant with the Company or any of its Subsidiaries] during the 90 day period ending on  any Change in Control), all Options that have not yet become exercisable or vested at the date of the first to occur of any Change in Control event will become exercisable and vest simultaneously with that event. The Company will use its best efforts to notify the Participant as promptly as practicable of any Change in Control event of which it obtains knowledge, and notwithstanding any other provision of this Agreement, the calculation of periods related to any Change in Control shall be determined from the later to occur of (i) the date of the Company notice to the Participant of any such event or (ii) the date of the consummation of the event itself. Any Options that have not been exercised by the end of the Change in Control period as specified in Schedule A will terminate at that time, unless otherwise determined by the Board.

d.   Expiration and Termination. The Options will expire on the earliest to occur of (i) the date or dates established in Schedule A, (ii) the final date under, or computed in accordance with the Plan, by which all Options must expire, (iii) the date (or dates if more than one is provided) that equal the number of days following termination of the Participant's employment or other affiliation with the Company and its Subsidiaries as specified for "post-termination" exercise in Schedule A, or (iv) the date calculated for the end of the Change in Control period in Schedule A.  In any conflict among dates calculated pursuant to clause (i), (iii) or (iv) of this subsection d., the result yielding the latest date for the Participant shall control; provided, that  the date determined under clause (ii) of this paragraph will control all other dates as the date by which all Options must expire.

e.   Rules and Procedures for Exercise.  Any exercise of an Option must comply with the terms and conditions respecting exercise set forth in the Plan, this Agreement and any forms and other documents established by the Committee for use in exercising Options.

2.      Granting and Settlement of Awards

a.   Award of Performance Shares. The Company awards to the Participant the number of Target Performance Shares for the Performance Cycle set forth on Schedule B attached to this Agreement and made a part hereof. Except as otherwise provided by the Plan or this Agreement, each Performance Cycle shall commence on January 1 of the year and end on December 31 of the year indicated in the cycle.

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b.   Performance Measures and Amount of Award Earned. The Performance Measures for the Performance Cycle established for the Awards made in subsection a. are set forth in, or referenced by, Schedule B. The amount of each Award earned relative to the number of Target Performance Shares awarded shall depend on the relative degree to which the Performance Measures, as certified in writing by the Committee, are met, equaled or exceeded (including interpolations, if any) as set forth in, or referenced by, Schedule B.  To the extent not set forth in Schedule B, documentation setting forth all Performance Measures and effects on the number of Target Performance Shares will be furnished to the Participant. Performance Shares are deemed to be earned only upon the completion of a Performance Cycle; provided that any termination of the Plan under which Performance Shares have been awarded prior to the normal expiration of the cycle will be deemed to be the completion of the cycle.

c.   Dividends. The number of Target Performance Shares will be increased each quarter during a Performance Cycle by the amount of any dividends paid by the Company in the form of Common Stock on a like number of shares for that quarter.  An amount equivalent to dividends paid by the Company in cash (or the Fair Market Value of those paid in stock other than Common Stock or in kind) will be accrued for the period covered by each Performance Cycle on the number of Performance Shares ultimately issued (including those added by reason of the operation of the preceding sentence) and paid, without compounding or interest (except as specifically provided in this Agreement), upon settlement of the Award.

d.   Settlement and Timing of Award Payouts.  In settlement of its obligations for Awards under this Agreement, the Company shall deliver to the Participant:

i)    one share of Common Stock for each Performance Share earned as determined in accordance with the provisions of this Agreement (with fractional shares of Common Stock rounded up to the nearest whole share);

ii)    an amount in cash representing the dividend equivalents as computed in accordance with subsection c.; and

iii)   an amount in cash representing any other sums due under this Agreement.

Settlement shall be made prior to the last day in February in the calendar year following the last calendar year to occur in each Performance Cycle, provided that settlement shall occur no later than 60 days following any completion of a Performance Cycle other than on the last day of a calendar year. For any Participant who is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code who is entitled to a payment under the circumstances described in subsection e. iii. or subsection e. iv. below that constitutes deferred compensation subject to Section 409A, settlement shall be made upon the later of (a) the settlement date that otherwise applies under the preceding sentence or (b) the date that is six months after the date that the Participant terminates employment with the Company or, if earlier, the Participant's date of death.  For payouts made under the eligibility conditions set forth in subsection e. ii. involving a Change in Control, in subsection e. iii. or subsection e. iv, simple interest shall accrue and be paid in cash based on the Fair Market Value at the time of payment of the Award so determined under the applicable clause, calculated from the effective date of the Change of Control to the date of payment and based on the applicable federal "short-term rate" determined under Section 1274(d) of the Code in effect on the date the Change in Control occurs.

e.   Eligibility for Payout.  A Participant shall be eligible for a payment of earned Performance Shares and any other property only if:

i)    The Participant's employment with the Company or any Subsidiary  continues through the end of the Performance Cycle, in which instance the Participant will have earned the number of Performance Shares and any other property as calculated under subsections b. and c.;

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ii)   The Participant's employment with the Company or any Subsidiary is terminated due to death, Disability or Retirement during a Performance Cycle, in which instance the Participant will have earned  a fraction of the number of  Targeted Performance Shares and any other property over the complete Performance Cycle as calculated under subsections b. and c., determined using a numerator that equals the number of complete calendar months elapsed since the beginning of the Performance Cycle through the Participant's date of employment termination, and a denominator that equals the total number of months in the Performance Cycle through its completion. A Participant's month of employment termination will be considered a complete month if the effective date of termination occurs on or after the 15th day of that month.  In the event of a Participant's death, the Participant's beneficiary or estate shall be entitled to the Performance Shares and other property to which the Participant otherwise would have been entitled under the same conditions as would have been applicable to the Participant; provided, however, if the Participant's employment is terminated due to death, Disability or Retirement other than during the first year of a Performance Cycle and subsequently there occurs during the Performance Cycle a Change in Control where the Company is not the surviving entity, the Participant's entitlement fraction shall be calculated as above,  but the number of Performance Shares against which the fraction shall be applied shall be those derived under clause iii.) of this subsection e.;

iii)  At any time after the first year of a Performance Cycle, there occurs during the Participant's employment a Change in Control where the Company is not the surviving entity, in which instance the Participant will be deemed to have earned the greater of: (i) 100% of the Target Performance Shares granted to the Participant in subsection a. and such other property resulting from the application of subsection c. determined as of the effective date of such Change in Control; or (ii) the number of Performance Shares that would have been earned from the application of subsection b. and such other property resulting from the application of subsection c. that would have been earned by the Participant if the Performance Cycle had been completed on the effective date of the Change in Control; or

iv)  There occurs a Change of Control during a Performance Cycle where the Company is the surviving entity, and within two years after the effective date of such Change in Control, the Participant's employment is terminated by the Company or any Subsidiary other than for Cause or by the Participant for Good Reason; provided the effective date of termination in any such event does not occur during the first year of a Performance Cycle, in which instance the Participant will be deemed to have earned amounts determined according to clause iii above.

f.    Termination for Other Reason.  In the event that the Participant's employment terminates during a Performance Cycle for any reason other than those reasons set forth in subsection e., the entire Award shall be forfeited, and no payment shall be made to the Participant.

3.   Schedules Form Part of Agreement.  Schedule A, Schedule B and the other schedules, if any (including their respective attachments, if any), which shall be identified sequentially as "C, " "D," etc., attached to this Agreement form an integral part of this Agreement and are incorporated herein by reference as if set out at length in the body of this Agreement. In the event of any inconsistency between any schedule and the remainder of this Agreement, the text of the schedule in question (including any calculation) shall be deemed to control. The grant of Options and Awards specified in this Agreement is being made in consideration, among other things, of the Participant's compliance with the terms of the schedules. This Agreement and all schedules are governed by the terms of the Plan under which the Options or Awards are granted; provided, however, where the Plan permits the terms of an Award Agreement to differ from any Plan provision, the terms of this Agreement shall be deemed control the rights of the parties as to that provision.

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4.   Continuity of Shares and Adjustments.  For all purposes of this Agreement, Option Shares and Performance Shares include shares of Common Stock and the Company's capital stock of any class or series issued with respect to Common Stock by way of a stock split, stock dividend, reclassification or other recapitalization to the fullest extent permitted by the Plan. The exercise price of Options granted under this Agreement, the number of Option Shares issuable in respect of Options and the number of Performance Shares issuable in respect of Awards shall be subject to equitable adjustment by the Company as a result of any of the events referred to in this section or those determined in the absolute discretion of the Company to be analogous thereto; provided, that all such adjustments shall be made equally and ratably among all Participants as to the Plan involved.

5.   Non-Transferability of Options and Awards.  The Options and Awards are personal to the Participant and may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (a "Transfer") other than by will or by the laws of descent and distribution, except to the extent specifically provided in the Plan. Only the Participant or the Participant's permitted representatives are entitled to exercise Options.  If any non-permitted Transfer, whether voluntary or involuntary, of Options or Awards is made or attempted, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon Options or Awards, as the case may be, the Participant's right to such property shall be forfeited immediately to the Company, and this Agreement shall lapse as to such property. Notwithstanding the previous sentence, the Participant's obligations under this Agreement shall survive any such forfeiture and lapse.

6.   No Rights as to Relationship.  This Agreement shall not confer upon the Participant any right to continuation of employment by the Company or any Subsidiary, nor will this Agreement interfere in any way with any such employer's rights to terminate the Participant's employment at any time. The grant of Options or Awards shall confer no rights on the Participant as a stockholder until such time as Option Shares or Performance Shares are issued.

7.   Tax and Stock Withholding.  The Company shall have the power and the right to deduct or withhold, or require the Participant or the Participant's beneficiary to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement.  With respect to withholding required upon any taxable event arising as a result of Options or Awards granted hereunder, the Company shall satisfy the tax withholding requirement by withholding Shares having a Fair Market Value equal to the total minimum statutory tax required to be withheld on the transaction. The Participant agrees to pay to the Company /or its Subsidiaries any amount of tax that the Company or such Subsidiary may be required to withhold as a result of the Participant's participation in the Plan that cannot be satisfied by the means previously described.

8.   Share Issuances and Sales Subject to Requirements of Law.

a.   The granting of Options and Awards under the Plan and the issuance of Shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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b.   The Participant understands and acknowledges that federal and state securities laws govern and restrict the Participant's right to offer, sell or otherwise dispose of Shares, unless that offer, sale or other disposition thereof is registered under the Securities Act of 1933 (the "1933 Act") and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration thereunder. The Participant agrees that he or she will not offer, sell or otherwise dispose of Shares in any manner that would: (i) require the Company to file any registration statement (or similar filing under state law) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. The Participant further understands that the certificates for Shares that the Participant receives will bear such legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

9.   Amendments to Plan and Agreement. The Plan is discretionary in nature and the Company may terminate, amend, or modify the Plan to the fullest extent provided therein; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant's rights under this Agreement, without the Participant's written approval.  The Company may terminate, amend, or modify this Agreement; provided, however, that any amendment and/or termination of this Agreement will not subject such amounts payable under this Agreement to penalties and interest under Code Section 409A.  Additionally, no such termination, amendment, or modification of this Agreement may in any way adversely affect the Participant's rights under this Agreement, without the Participant's written approval.

10. Administration.  This Agreement and the Participant's rights hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which will be binding upon the Participant, subject to rights expressly conferred on the Participant under Section 9.

11. Notices.  Any notice given in connection with this Agreement must be in writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service or facsimile where a receipt can be procured, to the parties at the addresses indicated below:

            If to the Company/Committee, to:

            Innophos Holdings, Inc.

            P.O. Box 8000

            259 Prospect Plains Road

            Cranbury, NJ 08512-8000

            Fax: (609) 860-0350

            Attn: Vice President-Human Resources

            If to the Participant, to:

The address set forth on the signature

page of this Agreement

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or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

12.  Representations and Warranties.

a.   Participant's Representations and Warranties.  The Participant represents and warrants to the Company that:

i)    This Agreement constitutes the legal, valid and binding obligation of the Participant, enforceable against the Participant in accordance with its terms, and the execution, delivery and performance of this Agreement by the Participant does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Participant is a party or any judgment, order or decree to which the Participant is subject;

ii)   Unless Options being granted hereunder are not Incentive Stock Options, the Participant, as of the date hereof, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company; and

iii)   The Participant will review all disclosure materials provided by the Company in connection with the offering of Shares to the Participant under the 1933 Act.

b.   Company Representations and Warranties. The Company represents and warrants to the Participant that:

i)    This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause any breach of any agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject.

13. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction.

14. Complete Agreement and Certain Priorities. This Agreement and the Plan embody the complete agreement and understanding between the parties with respect to Options and Awards and supersede and preempt any prior understandings or agreements between the parties, written or oral, with regard to that subject matter. In the event any Schedule to this Agreement pertains to obligations of the Participant as an employee, other agent or contractor regarding confidentiality or restrictions relating to employment, proprietary rights, competition and other employment-related practices, this Agreement shall be deemed to supersede any prior or subsequent understanding or agreement between the Company and the Participant as to that subject matter only to the extent that the provisions, if any, set forth in this Agreement are more restrictive upon the Participant than such other understanding or agreement.

15. Counterparts. This Agreement may be executed in separate counterparts (including by means of facsimile), each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

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16. Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by the Participant and the Company and their respective successors and assigns, including without limitation as to the Company whether the existence of such successor or assign is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company and as to the Participant whether such successor or assign results from the laws of descent and distribution; provided, that the Participant may not assign any of his or her rights or obligations, except as expressly provided by the terms of this Agreement or the Plan.

17. Governing Law. The corporate law of the State of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by, and construed in accordance with, the laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New Jersey.

18.  Enforcement Matters.

a.   Except as may be otherwise provided in this Agreement, all disputes and controversies arising under or in connection with this Agreement shall be settled by arbitration conducted in accordance with the arbitration procedures described in this section.  Except as otherwise provided in the JAMS' Comprehensive Arbitration Rules and Procedures as in effect from time to time (the "JAMS Rules"), the arbitration procedures described in this section and any Final Arbitration Award (as defined below) will be governed by, and will be enforceable pursuant to, the Uniform Arbitration Act as in effect in the State of New Jersey from time to time. Arbitral proceedings initiated hereunder shall take place in Cranbury, NJ, or another place agreeable to the parties to the dispute, before a single arbitrator who is agreeable to such parties. If the parties are unable to agree on an arbitrator within a reasonable period of time, an arbitrator shall be selected in accordance with the JAMS Rules. The arbitration (including discovery) will be conducted under the JAMS Rules, as the same may be modified by any written agreement between the parties to the dispute. The arbitrator will conduct the arbitration in a manner so that the final result, determination, finding, judgment or award determined by the arbitrator (the "Final Arbitration Award") is made or rendered as soon as practicable, and the parties to the dispute will use reasonable efforts to cause a Final Arbitration Award to occur within ninety (90) days after the arbitrator is selected. Any Final Arbitration Award will be final and binding upon the parties to the dispute, and there will be no appeal from or reexamination of any Final Arbitration Award, except in the case of fraud or perjury or misconduct by the arbitrator prejudicing the rights of any party to the dispute or to correct manifest clerical errors. A Final Arbitration Award may be enforced in any state or federal court having jurisdiction over the subject matter of the dispute. Each party to the dispute shall bear and be solely responsible for all costs and expenses (including fees and disbursements of counsel) incurred by such party in connection with any arbitration conducted hereunder, and the costs and expenses of the arbitrator shall be borne 50% by the Company and 50% by the Participant.

b.   Except to the extent required by subsection a., for the purpose of litigating disputes that arise under this Agreement, the parties hereby consent to exclusive jurisdiction and agree that such litigation will be conducted in the federal or state courts of the State of New Jersey sitting in and for the county wherein the headquarters of the Company is located at the time.  To effect the foregoing, the Participant hereby subjects himself or herself to the in personam jurisdiction of such courts and waives all objections as to improper venue for such forum posited as provided in the preceding sentence.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Date: _________________________

INNOPHOS HOLDINGS, INC.
By:
Name:
Title:

PARTICIPANT

Name:

Signature

Address:

Telephone:
Fax:
E-mail:

[balance of page left blank intentionally]

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Schedule A

to

Award Agreement

_________________________________________________________________________________

Name of Participant: ________________________________

1.      Name of Governing Plan: ___________________________

a.   Number of Option Shares:_______________________

b.   Option Price: ___________

c.   Grant Date (if different from Agreement Date) _______________

d.   [  ] Check Box if Non-Qualified Options

e.   [  ] Check Box if Option Price is Greater than Fair Market Value

2.      Vesting/Exercisability:

            [insert details, table or use Attachment A1]

3.      Expiration Date(s):______________________

a.   Post-termination Days for Exercise:_________________

[insert separate number associated with each particular cause of termination, as applicable or use Attachment A1]

b.   Change in Control Period: _________________

c. Form of Notice of Exercise:

            Options must be exercised on the prescribed form.

            See Attachment A2 which forms part of this Schedule

_______________ [initial]                                                       ______________ [initial]

For the Company                                                                   Participant

A1

Schedule B

to

Award Agreement

_________________________________________________________________________________

Name of Participant: ________________________________

1.      Name of Governing Plan: ___________________________

2.      Number of Target Performance Shares _____________________

3.      Performance Cycle ____________________

4.      Performance Measure(s):

            [insert details, table or use Attachment B1]

________________ [initial]                                                     _________________ [initial]

For the Company                                                                   Participant

B1

Schedule C

to

Award Agreement

__________________________________________________________________

___ CHECK HERE IF THIS SCHEDULE IS APPLICABLE AND INITIAL LAST PAGE OF SCHEDULE

Name of Participant: ________________________________

Restrictive Covenants and Enforcement

1.      Noncompete Period.

The term "Noncompete Period" shall mean the period (i) commencing on the date the Participant's employment or similar relationship with the Company and its Subsidiaries or other entities controlled directly or indirectly by either (collectively, "controlled affiliates") began and (ii) ending after the passage of the number of full calendar months indicated below from the date on which the Participant's employment or similar relationship with the Company or any of its controlled affiliates is effectively terminated.

            _____ months  [fill in ]

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2.   Confidential Information.

a.      The Participant acknowledges that the information, observations and data, including trade secrets, obtained by the Participant while employed or retained by the Company and its controlled affiliates concerning their business and affairs (collectively, "Confidential Information") are the property of those entities. Therefore, the Participant agrees that, except as required by law, court order or other legal process, including, but not limited to, depositions, interrogatories, court testimony, arbitration, and the like, the Participant shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Company's Board of Directors (which may delegate to an authorized officer authority to give such consent), unless and to the extent that: (i) the Confidential Information becomes generally known to and available for use by the public or generally known in the industry other than as a result of the Participant's acts or omissions or (ii) the  Participant discloses such information to third parties with whom the Company or its affiliates have entered into a non-disclosure agreement and such disclosure is made in the ordinary course performance of the Participant's duties and responsibilities to the Company and its affiliates. The Participant  shall deliver to the Company at the termination of his employment or other similar relationship, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to the Confidential Information, Work Product (as defined below) or the business of the Company and its controlled affiliates which the Participant may then possess or control, provided that the Participant  may retain a copy of contact information consisting of names, telephone numbers and other contact details relating to outside parties so long as the Participant does not use such material in a manner that is otherwise prohibited by this Agreement.

b.   The Participant represents and warrants to the Company that the Participant took nothing with him that belonged to any former employer when the Participant left his prior position or that the Participant has nothing that contains any information which belongs to any former employer that the Participant is not entitled to have or use for the benefit of the Company and its controlled affiliates. If at any time the Participant discovers that the foregoing statement is incorrect, the Participant shall promptly return any such materials to the Participant's former employer or obtain any necessary consents. The Participant understands that Company does not want any such materials, and that the Participant will not be permitted to use or refer to any such materials in the performance of the Participant's duties.

3.   Intellectual Property, Inventions and Patents

The Participant acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any confidential information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) which (i) relate to the Company's or any of its controlled affiliate's actual or anticipated business, research and development or existing or future products or services and (ii) are conceived, developed or made by the Participant (whether individually or jointly with others) while employed by the Company or its affiliates or their predecessors in interest (collectively, "Work Product"), belong to the Company or such affiliate, as the case may be. The Participant  shall disclose Work Product promptly to the Company or the applicable affiliate in the manner required under procedures established by those entities and, at the expense of the Company or applicable affiliate, as the case may be, perform all actions reasonably requested on behalf of any such entity (whether during or after any period of employment or engagement) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

4.   Non-competition; Non-solicitation.

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a.   Non-competition. The Participant acknowledges that, during the course of the Participant's  employment or similar engagement with the Company and its controlled affiliates (including their respective predecessors in interest), the Participant has or will become familiar with the trade secrets of, and other Confidential Information concerning, those entities and that the Participant's  services have been, and are reasonably expected to be, of special, unique and extraordinary value to the Company and its affiliates. As a result, the Participant agrees that, during the Noncompete Period, the Participant shall not directly or indirectly own any interest in, manage, control, participate in, be employed by, consult with, render services for, or in any manner engage in any Competing Business within any geographical area in which the Company or any of its controlled affiliates engage or plan to engage in such businesses. Nothing herein shall prohibit the Participant from owning beneficially not more than 2% of any class of outstanding equity securities or other comparable interests of any issuer that is publicly traded, so long as the Participant has no active participation in the business of such issuer. For purposes hereof, the term "Competing Business" means any business that is engaged in the production, distribution or sale of products that compete with the products produced, distributed or sold by the Company or its controlled affiliates (or are in the process of being developed by such entities) as of the date on which the Participant's employment or similar relationship with the Company or any of its controlled affiliates is effectively terminated.  This restriction shall not prevent the Participant from working for a subsidiary, division, venture or other business unit (collectively a "Unit") of a Competing Business so long as (i) such Unit is not itself a Competing Business, (ii) the Participant does not manage or participate in business activities or projects of any Unit that is a Competing Business, and (iii) the Participant otherwise strictly complies with the restrictive covenants contained in this schedule.

b.   Non-solicitation. During the Noncompete Period, the Participant shall not directly or indirectly through another person or entity: (i) induce or attempt to induce any executive or other key employee of the Company or any controlled affiliate to leave the employ of any of those entities, or in any way interfere with the relationship between the Company or any such affiliate and any such person; (ii) hire or offer to hire any person who was an executive or other key employee of the Company or any controlled affiliate at any time within the one year period prior to an offer of employment to such person ; or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any controlled affiliate to cease doing business with any Company-affiliated entity, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and Company-affiliated entity. The foregoing restriction will not preclude the Participant from (a) providing customary business references for Company executives or other key employees at their request, (b) being involved in a general solicitation to the public of general advertising, or (c) engaging or participating in solicitations by recruiting consultants not specifically targeted at the Company or its Subsidiaries or Affiliates.

5.      Nature of Restrictive Covenants; Enforcement.

a.   For purposes of enforcement, the restrictive covenants contained in this schedule are independent of any other provision of this Agreement. As a result, the existence of any claim or right of set-off that the Participant may have or allege against the Company, whether based on this Agreement or otherwise, shall not prevent the enforcement of the covenants or be deemed to mitigate any harm suffered by the Company.

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b.   Because the Participant's services are unique (resulting in the Company's need for the restrictions in this schedule) and because the Participant has access to Confidential Information, Work Product and other proprietary resources representing valuable assets of the Company, the parties agree that the Company and its affiliates would suffer irreparable harm from a breach or threatened breach by the Participant of the restrictions set forth in this schedule and that money damages would not be an adequate remedy for any such non-compliant conduct. Therefore, notwithstanding the methods prescribed elsewhere in this Agreement for the enforcement of its provisions, in the event of a breach or threatened breach of the restrictive covenants in this schedule, the Company (including its affected affiliates and their respective successors or assigns) in addition to other rights and remedies existing in their favor, shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions in this schedule (without posting a bond or other security, any requirement of which is waived by the Participant). In the event of any breach by the Participant of the restrictions set forth in this schedule, the Noncompete Period shall be tolled until such breach has been cured.  If, at the time of enforcement, a court holds that restrictions contained in this schedule are unreasonable under circumstances then existing, the parties agree that the maximum period, scope or geographical area reasonable under such circumstances (or as otherwise allowed by governing law) are to be substituted for the stated period, scope or area provided in this schedule, and the restrictions are to be deemed reformed to that extent.

The Participant acknowledges that the restrictions contained in this schedule are reasonable and that the Participant has had the opportunity to review them and the other  provisions of this Agreement with legal counsel and such other advisors as the Participant deems appropriate.

______________ [initial]                                                         __________ [initial]

For the Company                                                                   Participant

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